                                                                   Exhibit 10.63




                        THIS WARRANT IS NON-TRANSFERABLE AND
                   MAY ONLY BE EXERCISED BY THE ORIGINAL PURCHASER

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


    THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.





                      *****************************************

                           The Immune Response Corporation
                            COMMON STOCK PURCHASE WARRANT

                      *****************************************

    This certifies that, for good and valuable consideration, The Immune Response Corporation, a Delaware corporation (the "Company"), grants to Dennis
J. Carlo, Ph.D. (the "Warrantholder"), the right to subscribe for and purchase from the Company 2,695 validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, $.0025 par value (the "Common Stock"), at the purchase price per share of $14 (the "Exercise Price"), exercisable at any time and from time to time during the period (the "Exercise Period") commencing on the 26th day of June, 1997 and ending on the fourth anniversary of the date hereof, all subject to the terms, conditions and adjustments herein set forth.



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    1. Duration and Exercise of Warrant; Call of Warrant; Payment of Taxes; Information.

    1.1  Duration and Exercise of Warrant.

    (a) Cash Exercise. This Warrant may be exercised in whole or in part by the Warrantholder by (i) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period and (ii) the delivery of payment to the Company, for the account of the Company, by wire transfer of immediately available funds to a bank account specified by the Company of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.

    (b)  Net Issue Exercise.  In lieu of exercising this Warrant pursuant to
Section 1.1(a), this Warrant may be exercised in whole or in part by the Warrantholder by the surrender of this Warrant to the Company, with a duly executed Exercise Form marked to reflect Net Issue Exercise and specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period. Upon such exercise, the Warrantholder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to Warrantholder a number of shares of the Company's Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

             Y x (A-B)
         X = ---------
                 A

Where    X =  the number of shares of Common Stock to be issued to
              Warrantholder under this Section 1.1(b);

         Y = the number of shares of Common Stock purchasable under this Warrant, or any lesser number of shares as to which this Warrant is being exercised (at the date of such calculation);

         A = the fair market value of one share of the Company's Common Stock (at the date of such calculation);

         B =  the Exercise Price (as adjusted to the date of such calculation).

    (c) Other Forms of Exercise. This Warrant may also be exercised in whole or in part by the Warrantholder by (i) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period and (ii) payment of the Exercise

Price, in whole or in part, by delivery to the Company of (A) shares of Common Stock owned by the Warrantholder having a fair market value as of the close of business on the date on which this Warrant shall have been surrendered equal to the portion of the Exercise Price being paid in such shares, or (B) irrevocable instructions to a broker-dealer to sell (or margin) a sufficient portion of the Warrant Shares and deliver the sale (or margin loan) proceeds directly to the Company to pay for the Exercise Price.

    (d)  Procedural Issues.  All Warrant Shares issued pursuant to this Section
1.1 shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business (i) on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares, if issued pursuant to Section 1.1(a) or Section 1.1(c), or (ii) on the date on which this Warrant shall have been surrendered, if issued pursuant to Section 1.1(b). A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within ten (10) days, thereafter. The stock certificate or certificates so delivered shall be in denominations of 100 shares each or such lesser or greater denominations as may be reasonably specified by the Warrantholder in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

    (e) Fair Market Value. For purposes of Sections 1.1(b), 1.1(c), 1.2 and 6.1(d), fair market value of one share of the Company's Common Stock shall mean:

         (i) the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or,

         (ii) if not listed or traded on any such exchange, the last reported sales price per share on the Nasdaq National Market or the Nasdaq Small-Cap Market (collectively, "Nasdaq") or,

         (iii) if not listed or traded on any such exchange or Nasdaq, the average of the bid and asked price per share as reported in the "pink sheets" published by the National Quotation Bureau, Inc. (the "pink sheets") or,

         (iv) if such quotations are not available, the fair market value per share of the Company's Common Stock on the date such notice was received by the Company as reasonably determined by the Board of Directors of the Company.

    1.2 Call of Warrant by Company. If at any time prior to the exercise of this Warrant in full, the fair market value of one share of the Company's Common Stock remains equal to or greater than $28 over any consecutive forty-five (45) day period (the "Threshold Period"), the Company shall have the option to purchase this Warrant from Warrantholder for $.05 per Warrant Share. To exercise this call option, the Company shall, within thirty (30) days following termination of the Threshold Period, and at least thirty (30) days prior to exercise of the option, provide the Warrantholder with written notice specifying the date the option will be exercised. The Warrantholder then shall have ten
(10) days after receipt of such notice to exercise its rights under this Warrant.

    If the Company fails to exercise this call option in the manner and within the time periods specified in this Section 1.2, the Company shall be deemed to have waived its right to invoke such option and Warrantholder shall retain all rights granted to it under this Warrant as though the Threshold Period had never occurred; provided, however, that the Company's call option shall be revived should the Company's Common Stock again trade at or above $28 for an additional Threshold Period following any previous waiver by the Company of such option.

    1.3 Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

    1.4 Information. Upon receipt of a written request from a Warrantholder, the Company agrees to deliver promptly to such Warrantholder a copy of its current publicly available financial statements and to provide such other publicly available information concerning the business and operations of the Company as such Warrantholder may reasonably request in order to assist the Warrantholder in evaluating the merits and risks of exercising the Warrant and to make an informed investment decision in connection with such exercise.

    2.   Restrictions on Transfer; Restrictive Legends.

    2.1 Restrictions on Transfer; Compliance with Securities Laws. This Warrant is not assignable. The Warrant Shares issued upon the exercise of the Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). The Warrantholder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Warrantholder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

    2.2 Restrictive Legends. This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 4 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

         "THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN
    EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

    Notwithstanding the foregoing, the Warrantholder may require the Company to issue a stock certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Warrantholder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares.

    3.   Reservation and Listing of Shares, Etc.

    The Company covenants and agrees that all Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant and will, at its expense, upon each such reservation of shares, procure such listing of such shares of Common Stock (subject to issuance or notice of issuance) as then may be required on all stock exchanges on which the Common Stock is then listed or on Nasdaq.

    4.   Exchange, Loss or Destruction of Warrant.

    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company reasonably may require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. The term "Warrant" as used in this agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

    5.   Ownership of Warrant.

    The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

    6.   Certain Adjustments.

    6.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

    (a) Stock Dividends. If at any time prior to the exercise of this Warrant in full (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

    (b) Combination of Stock. If at any time prior to the exercise of this Warrant in full the number of shares of Common Stock outstanding shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

    (c) Reorganization, etc. If at any time prior to the exercise of this Warrant in full any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets, including cash (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.

    (d) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current fair market value per share of Common Stock, determined in accordance with Section 1.1(e) hereof.

    (e) Carryover. Notwithstanding any other provision of this Section 6, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

    (f) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

    (g) No Duplicate Adjustments. Notwithstanding anything else to the contrary contained herein, in no event will an adjustment be made under the provisions of this Section 6 to the number of Warrant Shares issuable upon exercise of this Warrant or the Exercise Price for any event if an adjustment having substantially the same effect to the Warrantholder as any adjustment that otherwise would be made under the provisions of this Section 6 is made by the Company for any such event to the number of shares of Common Stock (or other securities) issuable upon exercise of this Warrant.

    6.2 No Adjustment for Dividends. Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of the Warrant or upon the exercise of this Warrant.

    6.3 Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of the chief financial officer of the Company setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

    7.   Registration Rights.

    7.1  Certain Additional Definitions.

    As used in this Warrant, the following capitalized terms shall have the following meanings:

    "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

    "Register," "registered" and "registration" refer to a registration effected by preparing and filing with the SEC a registration statement or similar document in compliance with the Securities Act, and such registration statement or document becoming effective under the Securities Act.

    "Registrable Securities" shall mean (i) the Warrant Shares and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Warrant Shares.

    "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Warrant, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

    7.2 Registration. Upon the written request of Warrantholder (a "Demand Request"), but in no event later than four (4) years from the date hereof, the Company shall:

    (a) within ten (10) days of the Company's receipt of a Demand Request, give written notice of such request to all holders of Registerable Securities ("Holders");

    (b) prepare and file with the SEC within sixty (60) days of the Company's receipt of a Demand Request, and use its reasonable best efforts to have declared effective by the SEC, a Registration Statement on any appropriate form under the Securities Act as may then be available to the Company relating to resale of all of the Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of the notice required under Section 7.2(a) and use its reasonable best efforts to cause such Registration Statement to remain continuously effective for a period of one (1) year or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; provided that a registration will not count as the permitted demand registration until the Registration Statement becomes effective and remains effective for the period specified herein, so long as such registration is not withdrawn at the request of the holder;

    (c) prepare and file with the SEC such amendments, supplements and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep such Registration Statement effective for the period specified in Section 7.2(a) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all Registrable Securities during such period;

    (d)  notify the Warrantholder promptly, and confirm such notice in writing,
(i) when the Prospectus or any supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) when a Prospectus or a Prospectus supplement is required to be delivered under the Securities Act upon discovery that the Prospectus, as then in effect, includes an untrue statement of material fact or omits to state a material fact necessary to make the statements therein not misleading in light of the circumstances then existing, which requires amendment or supplementation of the Registration Statement or Prospectus;

    (e) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

    (f) deliver to the Warrantholder without charge as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as Warrantholder may reasonably request in order to facilitate the disposition of the Registrable Securities in compliance with the Securities Act;

    (g) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or market on which shares of the Common Stock are then listed, and if the shares of the Common Stock are not so listed, use its reasonable best efforts promptly to cause all such Registerable Securities to be listed on either the New York Stock Exchange, the American Stock Exchange or the
Nasdaq Stock Market;

    (h) use its reasonable best efforts to qualify or register the Registrable Securities for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as are reasonably requested by Investor.
The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to general service of process or taxation as a foreign corporation in any jurisdiction where it is not now so subject;

    (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

    Warrantholder shall furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

    If the Company delivers a certificate in writing to Warrantholder to the effect that a delay in the sale of Registrable Securities by Warrantholder under the Registration Statement is necessary because a sale pursuant to such Registration Statement in its then current form would reasonably be expected to constitute a violation of the federal securities laws, then Warrantholder shall agree not to sell or otherwise transfer such Registrable Securities for the period of time specified by the Company in its certificate. In no event shall such delay exceed ten (10) business days; provided, however, that if, prior to the expiration of such ten (10) business day period, the Company delivers a certificate in writing to Warrantholder to the effect that a further delay in such sale beyond such ten (10) business day period is necessary because a sale pursuant to such Registration Statement in its then current form would reasonably be expected to constitute a violation of the federal securities laws, the Company may refuse to permit Warrantholder to resell any Registrable Securities pursuant to such Registration Statement for one additional period not to exceed five (5) business days.

    7.3 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees with respect to the filings required to be made with the National Association of Securities Dealers, Inc., fees and expenses of compliance with the securities or Blue Sky laws, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, fees and disbursements of all independent certified public accountants of the Company, fees and expenses incurred in connection with the listing of the securities, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company, will be borne by the Company, regardless of whether the Registration Statement becomes effective; provided, however, that the Company will not be required to pay discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or fees or disbursements of any counsel to Warrantholder.

    7.4 Underwritten Registrations; Selection of Underwriter. If the Warrantholder so elects, the offering of Registerable Securities shall be in the form of an underwritten offering and the Company shall have the exclusive right to designate the managing underwriter or underwriters with respect to the related offering of the Registerable Securities, which underwriter or underwriters must be reasonably acceptable to the Warrantholder.

    7.5 Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and it will take such further action as Warrantholder may reasonably request, all to the extent required to enable Warrantholder to sell Registrable Securities without registration under the Securities Act in reliance on the exemption provided by Rule 144 or Rule 144A or any successor or similar rules or statues. Upon the request of Warrantholder, the Company will deliver to Warrantholder a written statement as to whether the Company has complied with such information and requirements.

    7.6 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Securities and all related rights granted to Warrantholder by the Company under this Section 7 may be transferred or assigned by Warrantholder only to a transferee or assignee of not less than 100,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of Warrantholder under this Section 7.

    7.7 "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, Warrantholder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Warrantholder (other than those included in the registration) during the one hundred twenty (120) day period following the effective date of a registration statement of the Company filed under the Securities Act.

    The obligations described in this Section 7.7 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Securities subject to the foregoing restriction until the end of such one hundred twenty (120) day period.

    Each time the Company invokes its Market Stand-off rights under this
Section 7.7 while the Warrantholder is entitled to make a Demand Request, the period during which the Warrantholder shall be entitled to make a Demand Request under Section 7.2 hereof shall be extended by an additional one hundred twenty
(120) days; provided, however, that the Warrantholder's Demand Request period will not be extended following the first Market Stand-Off unless such Market Stand-Off occurs within one hundred twenty (120) days of the expiration of the Warrantholder's Demand Request period.

    7.8 Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Section 7:

    (a) To the extent permitted by law, the Company will indemnify and hold harmless the Warrantholder, any person or entity to or through whom the Warrantholder sells Registerable Securities that may be deemed to be an underwriter (as defined in the Securities Act), any officer, director, partner or agent thereof, and each person, if any, who controls the Warrantholder or underwriter within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other United States federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any related registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or offering circular or in any application or other document or communication executed by or on behalf of the Company relating to such registration (together, "Selling Documents"), (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or other United States federal or state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or other United States federal or state securities law; and the Company will pay to the Warrantholder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as incurred; provided, however, that the indemnity agreement contained in this subsection 7.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Warrantholder, underwriter or controlling person.

    (b) To the extent permitted by law, the Warrantholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Selling Document, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any officer, director, partner or agent thereof and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other United States federal or state securities law insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Warrantholder expressly for use in connection with such registration; and the Warrantholder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 7.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Warrantholder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this subsection 7.8(b) exceed the proceeds (net of underwriting discounts and commissions) from the related offering of the Registerable Securities received by the Warrantholder.

    (c) After receipt by an indemnified party under this Section 7.8 of notice of the commencement of any action (including any governmental action) involving a claim referred to in Sections 7.8(a) or 7.8(b) hereof, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section
7.8.

    (d) If the indemnification provided for in this Section 7.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however, that in any such case, (A) the Warrantholder will not be required to contribute any amount in excess of the proceeds (net of underwriting discounts and commissions) received by the Warrantholder from all Registrable Securities offered and sold by the Warrantholder pursuant to the applicable Selling Document; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

    (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into by the Company in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control, provided that the Warrantholder is a signatory to the underwriting agreement.

    (f)  The obligations of the Company and the Warrantholder under this
Section 7.8 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 7 and otherwise.

    8.   Notices of Corporate Action.

    In the event of

    (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

    (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any Change of Control, or

    (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right, (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up and (iii) that in the event of a Change of Control, the Warrants are exercisable immediately prior to the consummation of such Change of Control. Such notice shall be mailed at least 20 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (i), and at least 20 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision
(ii).

    9.   Definitions.

    As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

    Business Day: any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the City of New York, State of New York.

    Change of Control: shall mean (i) the consolidation of the Company with or merger of the Company with or into any other person in which the Company is not the surviving corporation, (ii) the sale of all or substantially all of the assets of the Company to any other person or (iii) any sale or transfer of any capital stock of the Company after the date of this agreement, following which more than fifty percent (50%) of the combined voting power of the Company becomes beneficially owned by one person or group acting together. For purposes of this definition, "group" shall have the meaning as such term is used in
Section 13(d)(1) under the Exchange Act.

    Company:  The Immune Response Corporation, a Delaware corporation.

    Exchange Act: the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to a comparable section, if any, of any successor federal statute.

    Exercise Form:  an Exercise Form in the form annexed hereto as Exhibit A.

    Exercise Price: the meaning specified on the cover of this Warrant, as such price may be adjusted pursuant to Section 6 hereof.

    Nasdaq:  the meaning specified in Section 1.1(c)(ii).

    SEC: the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

    Securities Act: the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any successor federal statute.

    Warrantholder:  the meaning specified on the cover of this Warrant.

    Warrant Shares: the meaning specified on the cover of this Warrant, subject to the provisions of Section 6.

    10.  Miscellaneous.

    10.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant and supersede all prior agreements and understandings, both written and oral, with regard to the subject matter hereof.

    10.2 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

    10.3 Amendments and Waivers. This Warrant may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Warrantholder. Either the Company or the Warrantholder may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

    10.4 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

    10.5 Further Assurances. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this agreement.

    10.6 Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

    (a)  if to the Company, addressed to:

         The Immune Response Corporation
         5935 Darwin Court
         Carlsbad, California 92008
         Attention:  President
         Telecopier:  (760) 431-8636

    (b)  if to the Warrantholder, addressed to:

         Dennis J. Carlo, Ph.D.
         The Immune Response Corporation
         5935 Darwin Court
         Carlsbad, California 92008
         Telecopier:  (760) 431-8636

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

    10.7 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

    10.8 Governing Law. This Warrant shall be governed by and interpreted in accordance with the laws of the State of Delaware, except as they may be preempted by federal law. In any action brought or arising out of this Warrant, the Warrantholder and the Company hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law.
4
    10.9 Termination. This Warrant shall expire at 5:00 P.M., Pacific standard time, on the fourth anniversary hereof; provided, however, that the rights and obligations of the Company and the Warrantholder under Section 7.8 hereof shall survive such termination.

    10.10 No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company until the Warrantholder exercises this Warrant in whole or in part, or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

    Dated: June 26, 1997.

                                        THE IMMUNE RESPONSE CORPORATION



                                         By /s/ Charles J. Cashion
                                            -------------------------------

                                         Title   Vice President
                                                ---------------------------

                                   Exhibit A


THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                 EXERCISE FORM

                (To be executed upon exercise of this Warrant)

    The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares and (check one):


     / / herewith tenders payment for _______ of the Warrant Shares to the order of The Immune Response Corporation in the amount of $_________ in accordance with the terms of this Warrant; or


     / / herewith tenders this Warrant for _______ Warrant Shares pursuant to the Net Issue Exercise provisions of Section
         1.1(b) of the Warrant.

The undersigned requests that a certificate (or certificates) for such Warrant Shares be registered in the name of the undersigned and that such certificate (or certificates) be delivered to the undersigned's address below.

    In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant Shares are being acquired for investment solely for the account of the undersigned and not as a nominee for any other party, and that the undersigned will not offer, sell or otherwise dispose of any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

    Dated:  ___________________.

                        Signature
                                  ----------------------------------------

                                  ----------------------------------------
                                               (Print Name)


                                  ----------------------------------------
                                              (Street Address)


                                  ----------------------------------------
                                  (City)          (State)       (Zip Code)

    If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.